PIMCO Equity Series

Supplement dated October 22, 2015 to the

PIMCO Balanced Income Fund, PIMCO Dividend and Income Builder Fund, PIMCO Global Dividend Fund and PIMCO EqS® Long/Short Fund Prospectus dated October 31, 2014, as supplemented (the “Prospectus”), and Statement of Additional Information dated October 31, 2014, as supplemented (the “SAI”)

Disclosure relating to PIMCO Global Dividend Fund (the “Fund”)

Effective immediately, the Fund is managed by Brad Kinkelaar. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is managed by Brad Kinkelaar. Mr. Kinkelaar is an Executive Vice President of PIMCO, and he has managed the Fund since its inception in December 2011.

In addition, effective immediately, disclosure concerning the portfolio manager of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Global Dividend Fund	Brad Kinkelaar	12/11*

Executive Vice President, PIMCO. Mr. Kinkelaar joined PIMCO in 2011 and is a global equity portfolio manager. Prior to joining PIMCO, he was managing director and global equity portfolio manager at Thornburg Investment Management, where he spent nine years.

In addition, effective immediately, corresponding changes are made in the SAI to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed.”

In addition, effective immediately, corresponding changes are made in the SAI to the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership.”

Investors Should Retain This Supplement for Future Reference

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